SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934


Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12



                             VISX, INCORPORATED
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              (Name of Registrant as Specified In Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies: common stock, $.01 par value per share
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       (2)   Aggregate number of securities to which transaction applies:

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       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)   Proposed maximum aggregate value of transaction:

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       (5)   Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

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       (2)   Form, Schedule or Registration Statement No.:

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       (3)   Filing Party:

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       (4)   Date Filed:

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                                [VISX Logo]

                                                           April 23, 2001

To Our Stockholders:

         VISX issued the following release today in response to Carl Icahn's proposal to acquire the Company.


        VISX INVITES ICAHN TO SUBMIT DEFINITIVE ACQUISITION PROPOSAL

              Company Remains Skeptical Of Icahn's Intentions

         SANTA CLARA, CALIFORNIA, (April 23, 2001) - VISX, INCORPORATED (NYSE Symbol: EYE) announced today that its advisors have contacted Carl Icahn and invited Mr. Icahn to present for the Board's consideration a fully defined offer to acquire the Santa Clara based company. VISX has agreed to provide Mr. Icahn with confidential information following execution of a customary confidentiality agreement with no standstill provision.

         VISX stated that it remains skeptical of Mr. Icahn's proposal and his willingness to provide the necessary funding. "We are concerned that this proposal may be in fact a ploy to garner votes for his hand-picked slate of directors, but we intend to treat Mr. Icahn as we would any other interested party," said Elizabeth Davila, Chief Executive Officer of VISX.

         "We encourage Mr. Icahn to make a proposal with definitive terms that can be evaluated by VISX's Board of Directors. Only upon the receipt of a definitive proposal can any responsible board seriously evaluate and recommend a transaction to stockholders," said Ms. Davila. VISX stated that its nominees are best positioned to provide an independent and objective evaluation of any definitive proposal ultimately made by Mr. Icahn.

         Ms. Davila reiterated that the Board nominees reflected on management's GOLD proxy card are looking out for the interests of all stockholders, not just Mr. Icahn.

         VISX is the worldwide leader in the development of refractive laser technology. VISX systems are commercially available in the United States and markets worldwide.

                                   # # #


         We again urge you to vote "FOR" the VISX Board of Directors on the enclosed GOLD VISX proxy and to DISCARD ANY MATERIALS that you receive from Mr. Icahn. A postage paid return envelope is enclosed for your convenience.

         If you have any questions about voting or need other assistance, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies, toll-free at 800-322-2885 or collect at 212-929-5500.

         Thank you for your continued confidence and support.

                                          On Behalf of the Board of Directors

                                          Sincerely,


/s/ Elizabeth H. Davila                                 /s/ Mark B. Logan
-----------------------                                 ---------------------
Elizabeth H. Davila                                     Mark B. Logan
President and Chief Executive Officer                   Chairman of the Board



                               VISX, INCORPORATED
                          ANNUAL MEETING - MAY 4, 2001
                 Proxy Solicited on Behalf of Board of Directors

     The undersigned hereby appoints Mark B. Logan and Elizabeth H. Davila as proxies to vote at the Annual Meeting of Stockholders of VISX, Incorporated (the "Company") to be held on May 4, 2001 at 8:00 a.m. local time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR, FOR PROPOSAL 2 AND AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. If any nominee for director is unable or declines to serve as director, this proxy will be voted for any nominee that the present Board of Directors designates.

  Stockholders are urged to date, mark, sign and return this proxy in the envelope provided, which requires no postage if mailed within the United
                                  States.

                       (TO BE SIGNED ON REVERSE SIDE)



                     YOUR VOTE IS VERY IMPORTANT TO US.
        WE RECOMMEND A VOTE "FOR" THE ELECTION OF DIRECTORS AND THE
                            FOLLOWING PROPOSALS

1. To elect the following five Directors:

         Elizabeth H. Davila                  For   [ ]               Withheld [ ]
         Glendon E. French
         John W. Galiardo
         Jay T. Holmes
         Richard B. Sayford


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INSTRUCTIONS: To withhold authority to vote for any individual Nominee, write that nominee's name on the space provided above.

2.  To ratify the appointment of
    independent public accountants.                 For [ ]     Against [ ]     Abstain  [ ]

3.  To act upon such other matters as
    may properly come before the meeting
    or any adjournment or postponement thereof.     For [ ]     Against [ ]     Abstain  [ ]

Please sign exactly as your name(s) appear on your stock certificate. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date: ____________________        Title: ____________________

Signature: ____________________   Signature if held jointly: ___________________